                                                           Exhibit 99.(h)(2)(ii)

                                AMENDMENT NO. 30
                                       TO
                                   SCHEDULE A
                                       OF
                      DELAWARE INVESTMENTS FAMILY OF FUNDS
                            FUND ACCOUNTING AGREEMENT

    DELAWARE GROUP ADVISER FUNDS                      DELAWARE GROUP INCOME FUNDS
    Delaware Diversified Income Fund                  Delaware Corporate Bond Fund
    Delaware U.S. Growth Fund                         Delaware Delchester Fund
                                                      Delaware Extended Duration Bond Fund
    DELAWARE GROUP CASH RESERVE                       Delaware High-Yield Opportunities Fund
    Delaware Cash Reserve Fund
                                                      DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
    DELAWARE GROUP EQUITY FUNDS I                     Delaware Limited-Term Government Fund
    Delaware Balanced Fund
                                                      DELAWARE GROUP STATE TAX-FREE INCOME TRUST
    DELAWARE GROUP EQUITY FUNDS II                    Delaware Tax-Free Pennsylvania Fund
    Delaware Large Cap Value Fund
    Delaware Value Fund                               DELAWARE GROUP TAX FREE FUND
                                                      Delaware Tax-Free Insured Fund
    DELAWARE GROUP EQUITY FUNDS III                   Delaware Tax-Free USA Fund
    Delaware American Services Fund                   Delaware Tax-Free USA Intermediate Fund
    Delaware Small Cap Growth Fund
    Delaware Trend Fund                               DELAWARE GROUP TAX FREE MONEY FUND
                                                      Delaware Tax-Free Money Fund
    DELAWARE GROUP EQUITY FUNDS IV
    Delaware Diversified Growth Fund                  DELAWARE INVESTMENTS MUNICIPAL TRUST
    Delaware Growth Opportunities Fund                Delaware Tax-Free Florida Insured Fund
                                                      Delaware Tax-Free Missouri Insured Fund
    DELAWARE GROUP EQUITY FUNDS V                     Delaware Tax-Free Oregon Insured Fund
    Delaware Dividend Income Fund
    Delaware Small Cap Core Fund                      DELAWARE POOLED TRUST
    Delaware Small Cap Value Fund                     The All-Cap Growth Equity Portfolio
                                                      The Core Focus Fixed Income Portfolio
    DELAWARE GROUP FOUNDATION FUNDS                   The Core Plus Fixed Income Portfolio
    Delaware Balanced Allocation Portfolio            The Emerging Markets Portfolio
    Delaware Growth Allocation Portfolio              The Global Fixed Income Portfolio
    Delaware Income Allocation Portfolio              The High-Yield Bond Portfolio
                                                      The Intermediate Fixed Income Portfolio
    DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS       The International Equity Portfolio
    Delaware Emerging Markets Fund                    The International Fixed Income Portfolio
    Delaware International Small Cap Value Fund       The Labor Select International Equity Portfolio
    Delaware International Value Equity Fund          The Large-Cap Value Equity Portfolio
                                                      The Large-Cap Growth Equity Portfolio
    DELAWARE GROUP GOVERNMENT FUND                    The Mid-Cap Growth Equity Portfolio
    Delaware American Government Bond Fund            The Real Estate Investment Trust Portfolio
    Delaware Inflation Protected Bond Fund            The Real Estate Investment Trust Portfolio II
                                                      The Small-Cap Growth Equity Portfolio
                                                      The Small-Cap Growth II Equity Portfolio
                                                      The Smid-Cap Growth Equity Portfolio

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
    DELAWARE VIP TRUST                                VOYAGEUR INTERMEDIATE TAX FREE FUNDS
    Delaware VIP Balanced Series                      Delaware Tax-Free Minnesota Intermediate Fund
    Delaware VIP Capital Reserves Series
    Delaware VIP Cash Reserve Series                  VOYAGEUR MUTUAL FUNDS
    Delaware VIP Diversified Income Series            Delaware Minnesota High-Yield Municipal Bond Fund
    Delaware VIP Emerging Markets Series              Delaware National High-Yield Municipal Bond Fund
    Delaware VIP Global Bond Series                   Delaware Tax-Free California Fund
    Delaware VIP Growth Opportunities Series          Delaware Tax-Free Idaho Fund
    Delaware VIP High Yield Series                    Delaware Tax-Free New York Fund
    Delaware VIP International Value Equity Series
    Delaware VIP REIT Series                          VOYAGEUR MUTUAL FUNDS II
    Delaware VIP Select Growth Series                 Delaware Tax-Free Colorado Fund
    Delaware VIP Small Cap Value Series
    Delaware VIP Trend Series                         VOYAGEUR MUTUAL FUNDS III
    Delaware VIP U.S. Growth Series                   Delaware Select Growth Fund
    Delaware VIP Value Series
                                                      VOYAGEUR TAX FREE FUNDS
    VOYAGEUR INSURED FUNDS                            Delaware Tax-Free Minnesota Fund
    Delaware Tax-Free Arizona Insured Fund
    Delaware Tax-Free Minnesota Insured Fund

Dated as of October 31, 2005

DELAWARE SERVICE COMPANY, INC.                        DELAWARE GROUP ADVISER FUNDS
                                                      DELAWARE GROUP CASH RESERVE
                                                      DELAWARE GROUP EQUITY FUNDS I
By:    /s/ Michael P. Bishof                          DELAWARE GROUP EQUITY FUNDS II
       -------------------------------------          DELAWARE GROUP EQUITY FUNDS III
Name:  Michael P. Bishof                              DELAWARE GROUP EQUITY FUNDS IV
Title: Senior Vice President/Chief Financial          DELAWARE GROUP EQUITY FUNDS V
       Officer                                        DELAWARE GROUP FOUNDATION FUNDS
                                                      DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
                                                      DELAWARE GROUP GOVERNMENT FUND
                                                      DELAWARE GROUP INCOME FUNDS
                                                      DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
                                                      DELAWARE GROUP STATE TAX-FREE INCOME TRUST
                                                      DELAWARE GROUP TAX FREE FUND
                                                      DELAWARE GROUP TAX-FREE MONEY FUND
                                                      DELAWARE INVESTMENTS MUNICIPAL TRUST
                                                      DELAWARE POOLED TRUST
                                                      DELAWARE VIP TRUST
                                                      VOYAGEUR INSURED FUNDS
                                                      VOYAGEUR INTERMEDIATE TAX FREE FUNDS
                                                      VOYAGEUR MUTUAL FUNDS
                                                      VOYAGEUR MUTUAL FUNDS II
                                                      VOYAGEUR MUTUAL FUNDS III
                                                      VOYAGEUR TAX FREE FUNDS

                                                      By:    /s/ Jude T. Driscoll
                                                             ----------------------------------
                                                      Name:  Jude T. Driscoll
                                                      Title: President/Chief Executive Officer

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